EXHIBIT 99.2
------------

GSAMP 02HE
TCW - 11/15/02

               FORWARD LIBOR, TO CALL   FORWARD LIBOR, TO MATURITY   FRWRD LIBOR + 200, TO CALL   FRWRD LIBOR + 200, TO MATURITY
               ----------------------   --------------------------   --------------------------   ------------------------------
CDR                             10.11%                        8.99%                        7.36%                            6.50%
LOSS TO B-1         46,182.37 (0.32%)            38,789.75 (0.27%)            36,915.43 (0.26%)                 6,913.13 (0.05%)
LOSS TO POOL   56,789,003.51 (12.81%)       51,709,131.31 (11.66%)        43,916,278.16 (9.90%)            39,541,439.83 (8.92%)
CDR                              9.09%                        7.99%                        6.45%                            5.72%
LOSS TO B-2         13,093.59 (0.30%)            23,272.49 (0.52%)            22,902.26 (0.52%)                 4,601.47 (0.10%)
LOSS TO POOL   52,172,580.92 (11.77%)       46,963,008.13 (10.59%)        39,281,827.42 (8.86%)            35,423,150.69 (7.99%)
CDR                              8.05%                        7.21%                        5.60%                            5.05%
LOSS TO B-3         33,433.17 (0.75%)            96,623.33 (2.18%)            22,937.23 (0.52%)                70,522.41 (1.59%)
LOSS TO POOL   47,253,629.57 (10.66%)        43,114,219.94 (9.72%)        34,776,351.51 (7.84%)            31,765,230.96 (7.16%)

ASSUMPTIONS:

Prepayment Speeds:

FRMs  10% CPR ramped to 25% CPR over 12 months
ARMs  28% CPR

50% Severity, 6 Month Lag

                   FORWARD LIBOR

  1         1.3813                   1.3897
  2         1.3841                   1.4015
  3         1.3880                   1.4262
  4         1.3940                   1.4611
  5         1.3799                   1.5103
  6         1.3887                   1.5857
  7         1.4525                   1.6632
  8         1.5287                   1.7528
  9         1.5933                   1.8530
 10         1.6900                   1.9555
 11         1.7924                   2.0635
 12         1.8869                   2.1856
 13         1.9952                   2.3017
 14         2.1086                   2.4249
 15         2.2216                   2.5566
 16         2.3444                   2.6790
 17         2.4812                   2.8005
 18         2.6083                   2.9113
 19         2.7246                   3.0152
 20         2.8505                   3.1125
 21         2.9663                   3.1932
 22         3.0586                   3.2659
 23         3.1520                   3.3331
 24         3.2345                   3.3923
 25         3.2876                   3.4477
 26         3.3378                   3.5070
 27         3.3977                   3.5583
 28         3.4534                   3.6117
 29         3.5077                   3.6613
 30         3.5606                   3.7077
 31         3.6133                   3.7526
 32         3.6603                   3.7977
 33         3.7047                   3.8392
 34         3.7491                   3.8861
 35         3.7888                   3.9274
 36         3.8262                   3.9700
 37         3.8687                   4.0157
 38         3.9155                   4.0639
 39         3.9651                   4.1080
 40         4.0095                   4.1555
 41         4.0515                   4.1989
 42         4.0951                   4.2418
 43         4.1405                   4.2874
 44         4.1834                   4.3294
 45         4.2262                   4.3739
 46         4.2694                   4.4222
 47         4.3110                   4.4648
 48         4.3545                   4.5103
 49         4.3985                   4.5574
 50         4.4472                   4.6021
 51         4.4975                   4.6452
 52         4.5405                   4.6899
 53         4.5820                   4.7266
 54         4.6230                   4.7634
 55         4.6630                   4.7999
 56         4.7004                   4.8336
 57         4.7381                   4.8700
 58         4.7711                   4.9092
 59         4.8020                   4.9443
 60         4.8329                   4.9834
 61         4.8688                   5.0237
 62         4.9132                   5.0609
 63         4.9565                   5.0960
 64         4.9933                   5.1293
 65         5.0292                   5.1589
 66         5.0630                   5.1869
 67         5.0931                   5.2098
 68         5.1203                   5.2321
 69         5.1455                   5.2572
 70         5.1679                   5.2799
 71         5.1881                   5.3025
 72         5.2033                   5.3304
 73         5.2262                   5.3552
 74         5.2589                   5.3823
 75         5.2866                   5.4083
 76         5.3114                   5.4300
 77         5.3385                   5.4516
 78         5.3599                   5.4710
 79         5.3819                   5.4882
 80         5.4027                   5.5047
 81         5.4193                   5.5230
 82         5.4360                   5.5411
 83         5.4504                   5.5580
 84         5.4624                   5.5787
 85         5.4803                   5.5979
 86         5.5054                   5.6179
 87         5.5269                   5.6358
 88         5.5452                   5.6512
 89         5.5648                   5.6670
 90         5.5798                   5.6769
 91         5.5949                   5.6875
 92         5.6076                   5.6967
 93         5.6178                   5.7036
 94         5.6281                   5.7118
 95         5.6326                   5.7175
 96         5.6386                   5.7273
 97         5.6455                   5.7367
 98         5.6534                   5.7487
 99         5.6638                   5.7588
100         5.6725                   5.7710
101         5.6843                   5.7852
102         5.6952                   5.7971
103         5.7089                   5.8112
104         5.7191                   5.8245
105         5.7331                   5.8376
106         5.7476                   5.8522
107         5.7603                   5.8617
108         5.7757                   5.8737
109         5.7873                   5.8852
110         5.7955                   5.8982
111         5.8081                   5.9124
112         5.8167                   5.9296
113         5.8306                   5.9468
114         5.8452                   5.9657
115         5.8620                   5.9878
116         5.8795                   6.0088
117         5.9011                   6.0330
118         5.9205                   6.0583
119         5.9429                   6.0798
120         5.9685                   6.1042
121         5.9927                   6.1283
122         6.0185                   6.1486
123         6.0432                   6.1676
124         6.0616                   6.1861
125         6.0826                   6.2025
126         6.1019                   6.2161
127         6.1167                   6.2282
128         6.1314                   6.2398
129         6.1455                   6.2541
130         6.1557                   6.2636
131         6.1648                   6.2743
132         6.1728                   6.2879
133         6.1835                   6.3020
134         6.2020                   6.3156
135         6.2139                   6.3271
136         6.2266                   6.3404
137         6.2409                   6.3529
138         6.2534                   6.3642
139         6.2643                   6.3725
140         6.2746                   6.3814
141         6.2849                   6.3924
142         6.2939                   6.4003
143         6.3026                   6.4077
144         6.3081                   6.4187
145         6.3171                   6.4277
146         6.3298                   6.4386
147         6.3381                   6.4488
148         6.3471                   6.4581
149         6.3598                   6.4691
150         6.3667                   6.4777
151         6.3775                   6.4874
152         6.3876                   6.4968
153         6.3948                   6.5089
154         6.4045                   6.5219
155         6.4131                   6.5338
156         6.4207                   6.5475
157         6.4350                   6.5604
158         6.4553                   6.5735
159         6.4700                   6.5789
160         6.4814                   6.5839
161         6.4916                   6.5866
162         6.4970                   6.5834
163         6.5015                   6.5784
164         6.4981                   6.5693
165         6.4962                   6.5629
166         6.4895                   6.5563
167         6.4775                   6.5462
168         6.4654                   6.5403
169         6.4560                   6.5352
170         6.4524                   6.5320
171         6.4514                   6.5277
172         6.4439                   6.5216
173         6.4417                   6.5199
174         6.4385                   6.5161
175         6.4356                   6.5130
176         6.4296                   6.5061
177         6.4263                   6.5032
178         6.4215                   6.5005
179         6.4161                   6.4951
180         6.4125                   6.4925
181         6.4062                   6.4885
182         6.4064                   6.4884
183         6.4058                   6.4857
184         6.4006                   6.4832
185         6.4005                   6.4820
186         6.3984                   6.4794
187         6.3966                   6.4777
188         6.3935                   6.4736
189         6.3925                   6.4710
190         6.3873                   6.4668
191         6.3850                   6.4625
192         6.3829                   6.4593
193         6.3779                   6.4553
194         6.3755                   6.4514
195         6.3723                   6.4466
196         6.3657                   6.4420
197         6.3641                   6.4395
198         6.3604                   6.4341
199         6.3543                   6.4285
200         6.3505                   6.4241
201         6.3468                   6.4209
202         6.3408                   6.4132
203         6.3358                   6.4072
204         6.3312                   6.4029
205         6.3252                   6.3955
206         6.3216                   6.3899
207         6.3125                   6.3820
208         6.3075                   6.3764
209         6.3035                   6.3710
210         6.2945                   6.3627
211         6.2900                   6.3571
212         6.2837                   6.3494
213         6.2754                   6.3417
214         6.2696                   6.3349
215         6.2624                   6.3258
216         6.2546                   6.3182
217         6.2473                   6.3099
218         6.2407                   6.3022
219         6.2317                   6.2930
220         6.2231                   6.2845
221         6.2173                   6.2785
222         6.2074                   6.2675
223         6.2002                   6.2597
224         6.1914                   6.2506
225         6.1821                   6.2402
226         6.1744                   6.2311
227         6.1627                   6.2187
228         6.1552                   6.2106
229         6.1460                   6.2000
230         6.1348                   6.1895
231         6.1262                   6.1792
232         6.1150                   6.1683
233         6.1067                   6.1597
234         6.0959                   6.1479
235         6.0866                   6.1372
236         6.0734                   6.1244
237         6.0645                   6.1149
238         6.0536                   6.1048
239         6.0410                   6.0918
240         6.0308                   6.0818
241         6.0199                   6.0711
242         6.0095                   6.0613
243         6.0012                   6.0512
244         5.9879                   6.0391
245         5.9799                   6.0318
246         5.9711                   6.0229
247         5.9623                   6.0144
248         5.9513                   6.0029
249         5.9429                   5.9945
250         5.9334                   5.9855
251         5.9235                   5.9746
252         5.9154                   5.9657
253         5.9037                   5.9553
254         5.8963                   5.9472
255         5.8877                   5.9375
256         5.8760                   5.9273
257         5.8693                   5.9203
258         5.8606                   5.9109
259         5.8503                   5.9012
260         5.8423                   5.8931
261         5.8344                   5.8858
262         5.8246                   5.8753
263         5.8162                   5.8661
264         5.8081                   5.8580
265         5.7992                   5.8494
266         5.7922                   5.8410
267         5.7809                   5.8304
268         5.7733                   5.8237
269         5.7668                   5.8171
270         5.7585                   5.8091
271         5.7499                   5.8002
272         5.7420                   5.7922
273         5.7345                   5.7850
274         5.7264                   5.7766
275         5.7188                   5.7676
276         5.7097                   5.7598
277         5.7026                   5.7521
278         5.6958                   5.7449
279         5.6871                   5.7369
280         5.6791                   5.7291
281         5.6739                   5.7232
282         5.6642                   5.7145
283         5.6585                   5.7084
284         5.6514                   5.7007
285         5.6428                   5.6928
286         5.6367                   5.6866
287         5.6295                   5.6784
288         5.6220                   5.6716
289         5.6152                   5.6644
290         5.6087                   5.6580
291         5.6017                   5.6510
292         5.5939                   5.6438
293         5.5890                   5.6393
294         5.5811                   5.6310
295         5.5754                   5.6254
296         5.5688                   5.6188
297         5.5619                   5.6109
298         5.5566                   5.6037
299         5.5481                   5.5943
300         5.5433                   5.5868
301         5.5358                   5.5774
302         5.5255                   5.5678
303         5.5175                   5.5592
304         5.5084                   5.5500
305         5.4988                   5.5408
306         5.4906                   5.5326
307         5.4825                   5.5247
308         5.4725                   5.5143
309         5.4647                   5.5065
310         5.4559                   5.4978
311         5.4469                   5.4882
312         5.4392                   5.4796
313         5.4286                   5.4695
314         5.4217                   5.4625
315         5.4133                   5.4535
316         5.4035                   5.4449
317         5.3963                   5.4375
318         5.3882                   5.4292
319         5.3803                   5.4216
320         5.3717                   5.4126
321         5.3645                   5.4048
322         5.3546                   5.3954
323         5.3472                   5.3874
324         5.3399                   5.3797
325         5.3307                   5.3713
326         5.3237                   5.3637
327         5.3157                   5.3554
328         5.3070                   5.3476
329         5.3006                   5.3410
330         5.2930                   5.3328
331         5.2841                   5.3244
332         5.2771                   5.3173
333         5.2702                   5.3106
334         5.2617                   5.3018
335         5.2544                   5.2939
336         5.2473                   5.2868
337         5.2395                   5.2792
338         5.2330                   5.2719
339         5.2241                   5.2632
340         5.2169                   5.2567
341         5.2110                   5.2509
342         5.2038                   5.2438
343         5.1962                   5.2360
344         5.1893                   5.2290
345         5.1826                   5.2225
346         5.1755                   5.2151
347         5.1687                   5.2075
348         5.1607                   5.2003
349         5.1545                   5.1937
350         5.1483                   5.1873
351         5.1407                   5.1799
352         5.1338                   5.1733
353         5.1283                   5.1680
354         5.1206                   5.1600
355         5.1148                   5.1542
356         5.1082                   5.1476
357         5.1014                   5.1400
358         5.0958                   5.1331
359         5.0877                   5.1238
360         5.0826                   5.1173
            5.0755                   5.1088

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP-02HE, A2A
CDC - 11/18/02

1 month L:     1.39
6 month L:     1.45


-------------------------------------
    A2A      20 CPR   30 CPR  40 CPR
-------------------------------------
WAL            1.58     1.00    0.71
-------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP-02HE, A2A
State Street - 11/18/02


FIRST DOLLAR OF LOSS - FLAT CDR

------------------------------------------------------------------------------------------------------------------------------------
                  SCENARIO                              SPOT LIBOR                 FORWARD LIBOR          FORWARD LIBOR + 200
------------------------------------------------------------------------------------------------------------------------------------
                  CDR                                       63.28%                        62.40%                       55.76%

                  Yield                                     1.5970                       -1.4626                       3.6198

                  WAL                                         0.52                          0.53                         0.59

CLASS A-2A        Modified Duration                           0.52                          0.52                         0.58

                  Window                             Dec02 - Aug04                 Dec02 - Sep04                Dec02 - Dec04

                  Principal Writedown             10,795.48 (0.01%)          1,785,003.87 (1.72%)             9,229.67 (0.01%)

                  Collateral Losses         136,011,847.75 (30.67%)       135,258,344.25 (30.50%)      129,109,212.59 (29.12%)

------------------------------------------------------------------------------------------------------------------------------------




FIRST DOLLAR OF LOSS - SPECIFIED LOSS REALIZATION
------------------------------------------------------------------------------------------------------------------------------------
                  SCENARIO                                SPOT LIBOR                 FORWARD LIBOR           FORWARD LIBOR + 200
------------------------------------------------------------------------------------------------------------------------------------
                  DEFAULTS                                  1396.00%                      1390.00%                     1375.00%

                  Yield                                       0.3381                        0.3183                       1.6805

                  WAL                                           0.87                          0.87                         0.87

CLASS A-2A        Modified Duration                             0.87                          0.87                         0.86

                  Window                               Dec02 - Feb04                 Dec02 - Feb04                Dec02 - Feb04

                  Principal Writedown            1,171,286.68 (1.13%)          1,344,725.87 (1.30%)         1,822,576.30 (1.76%)

                  Collateral Losses           126,054,681.14 (28.43%)       126,047,036.30 (28.43%)      126,027,924.19 (28.42%)

------------------------------------------------------------------------------------------------------------------------------------



ASSUMPTIONS
PRICING SPEED:
ARMS: 28% CPR
FRMS: 10% CPR RAMPED TO 25% CPR OVER 12 MONTHS
PRICED TO MATURITY
ASSUMES PAR PRICE


                   Forward LIBOR                 Loss Distribution

           1 Month            6 Month

   1       1.38130            1.38970                 0.00000%
   2       1.38410            1.40150                 0.00000%
   3       1.38800            1.42620                 0.00000%
   4       1.39400            1.46110                 0.00000%
   5       1.37990            1.51030                 0.00000%
   6       1.38870            1.58570                 0.00000%
   7       1.45250            1.66320                 0.00000%
   8       1.52870            1.75280                 0.00000%
   9       1.59330            1.85300                 0.00000%
  10       1.69000            1.95550                 0.00000%
  11       1.79240            2.06350                 0.00000%
  12       1.88690            2.18560                 0.00000%
  13       1.99520            2.30170                 1.66667%
  14       2.10860            2.42490                 1.66667%
  15       2.22160            2.55660                 1.66667%
  16       2.34440            2.67900                 1.66667%
  17       2.48120            2.80050                 1.66667%
  18       2.60830            2.91130                 1.66667%
  19       2.72460            3.01520                 1.66667%
  20       2.85050            3.11250                 1.66667%
  21       2.96630            3.19320                 1.66667%
  22       3.05860            3.26590                 1.66667%
  23       3.15200            3.33310                 1.66667%
  24       3.23450            3.39230                 1.66667%
  25       3.28760            3.44770                 2.08333%
  26       3.33780            3.50700                 2.08333%
  27       3.39770            3.55830                 2.08333%
  28       3.45340            3.61170                 2.08333%
  29       3.50770            3.66130                 2.08333%
  30       3.56060            3.70770                 2.08333%
  31       3.61330            3.75260                 2.08333%
  32       3.66030            3.79770                 2.08333%
  33       3.70470            3.83920                 2.08333%
  34       3.74910            3.88610                 2.08333%
  35       3.78880            3.92740                 2.08333%
  36       3.82620            3.97000                 2.08333%
  37       3.86870            4.01570                 1.66667%
  38       3.91550            4.06390                 1.66667%
  39       3.96510            4.10800                 1.66667%
  40       4.00950            4.15550                 1.66667%
  41       4.05150            4.19890                 1.66667%
  42       4.09510            4.24180                 1.66667%
  43       4.14050            4.28740                 1.66667%
  44       4.18340            4.32940                 1.66667%
  45       4.22620            4.37390                 1.66667%
  46       4.26940            4.42220                 1.66667%
  47       4.31100            4.46480                 1.66667%
  48       4.35450            4.51030                 1.66667%
  49       4.39850            4.55740                 1.66667%
  50       4.44720            4.60210                 1.66667%
  51       4.49750            4.64520                 1.66667%
  52       4.54050            4.68990                 1.66667%
  53       4.58200            4.72660                 1.66667%
  54       4.62300            4.76340                 1.66667%
  55       4.66300            4.79990                 1.66667%
  56       4.70040            4.83360                 1.66667%
  57       4.73810            4.87000                 1.66667%
  58       4.77110            4.90920                 1.66667%
  59       4.80200            4.94430                 1.66667%
  60       4.83290            4.98340                 1.66667%
  61       4.86880            5.02370                 0.83333%
  62       4.91320            5.06090                 0.83333%
  63       4.95650            5.09600                 0.83333%
  64       4.99330            5.12930                 0.83333%
  65       5.02920            5.15890                 0.83333%
  66       5.06300            5.18690                 0.83333%
  67       5.09310            5.20980                 0.83333%
  68       5.12030            5.23210                 0.83333%
  69       5.14550            5.25720                 0.83333%
  70       5.16790            5.27990                 0.83333%
  71       5.18810            5.30250                 0.83333%
  72       5.20330            5.33040                 0.83333%
  73       5.22620            5.35520                 0.41667%
  74       5.25890            5.38230                 0.41667%
  75       5.28660            5.40830                 0.41667%
  76       5.31140            5.43000                 0.41667%
  77       5.33850            5.45160                 0.41667%
  78       5.35990            5.47100                 0.41667%
  79       5.38190            5.48820                 0.41667%
  80       5.40270            5.50470                 0.41667%
  81       5.41930            5.52300                 0.41667%
  82       5.43600            5.54110                 0.41667%
  83       5.45040            5.55800                 0.41667%
  84       5.46240            5.57870                 0.41667%
  85       5.48030            5.59790                 0.00000%
  86       5.50540            5.61790
  87       5.52690            5.63580
  88       5.54520            5.65120
  89       5.56480            5.66700
  90       5.57980            5.67690
  91       5.59490            5.68750
  92       5.60760            5.69670
  93       5.61780            5.70360
  94       5.62810            5.71180
  95       5.63260            5.71750
  96       5.63860            5.72730
  97       5.64550            5.73670
  98       5.65340            5.74870
  99       5.66380            5.75880
 100       5.67250            5.77100
 101       5.68430            5.78520
 102       5.69520            5.79710
 103       5.70890            5.81120
 104       5.71910            5.82450
 105       5.73310            5.83760
 106       5.74760            5.85220
 107       5.76030            5.86170
 108       5.77570            5.87370
 109       5.78730            5.88520
 110       5.79550            5.89820
 111       5.80810            5.91240
 112       5.81670            5.92960
 113       5.83060            5.94680
 114       5.84520            5.96570
 115       5.86200            5.98780
 116       5.87950            6.00880
 117       5.90110            6.03300
 118       5.92050            6.05830
 119       5.94290            6.07980
 120       5.96850            6.10420
 121       5.99270            6.12830
 122       6.01850            6.14860
 123       6.04320            6.16760
 124       6.06160            6.18610
 125       6.08260            6.20250
 126       6.10190            6.21610
 127       6.11670            6.22820
 128       6.13140            6.23980
 129       6.14550            6.25410
 130       6.15570            6.26360
 131       6.16480            6.27430
 132       6.17280            6.28790
 133       6.18350            6.30200
 134       6.20200            6.31560
 135       6.21390            6.32710
 136       6.22660            6.34040
 137       6.24090            6.35290
 138       6.25340            6.36420
 139       6.26430            6.37250
 140       6.27460            6.38140
 141       6.28490            6.39240
 142       6.29390            6.40030
 143       6.30260            6.40770
 144       6.30810            6.41870
 145       6.31710            6.42770
 146       6.32980            6.43860
 147       6.33810            6.44880
 148       6.34710            6.45810
 149       6.35980            6.46910
 150       6.36670            6.47770
 151       6.37750            6.48740
 152       6.38760            6.49680
 153       6.39480            6.50890
 154       6.40450            6.52190
 155       6.41310            6.53380
 156       6.42070            6.54750
 157       6.43500            6.56040
 158       6.45530            6.57350
 159       6.47000            6.57890
 160       6.48140            6.58390
 161       6.49160            6.58660
 162       6.49700            6.58340
 163       6.50150            6.57840
 164       6.49810            6.56930
 165       6.49620            6.56290
 166       6.48950            6.55630
 167       6.47750            6.54620
 168       6.46540            6.54030
 169       6.45600            6.53520
 170       6.45240            6.53200
 171       6.45140            6.52770
 172       6.44390            6.52160
 173       6.44170            6.51990
 174       6.43850            6.51610
 175       6.43560            6.51300
 176       6.42960            6.50610
 177       6.42630            6.50320
 178       6.42150            6.50050
 179       6.41610            6.49510
 180       6.41250            6.49250
 181       6.40620            6.48850
 182       6.40640            6.48840
 183       6.40580            6.48570
 184       6.40060            6.48320
 185       6.40050            6.48200
 186       6.39840            6.47940
 187       6.39660            6.47770
 188       6.39350            6.47360
 189       6.39250            6.47100
 190       6.38730            6.46680
 191       6.38500            6.46250
 192       6.38290            6.45930
 193       6.37790            6.45530
 194       6.37550            6.45140
 195       6.37230            6.44660
 196       6.36570            6.44200
 197       6.36410            6.43950
 198       6.36040            6.43410
 199       6.35430            6.42850
 200       6.35050            6.42410
 201       6.34680            6.42090
 202       6.34080            6.41320
 203       6.33580            6.40720
 204       6.33120            6.40290
 205       6.32520            6.39550
 206       6.32160            6.38990
 207       6.31250            6.38200
 208       6.30750            6.37640
 209       6.30350            6.37100
 210       6.29450            6.36270
 211       6.29000            6.35710
 212       6.28370            6.34940
 213       6.27540            6.34170
 214       6.26960            6.33490
 215       6.26240            6.32580
 216       6.25460            6.31820
 217       6.24730            6.30990
 218       6.24070            6.30220
 219       6.23170            6.29300
 220       6.22310            6.28450
 221       6.21730            6.27850
 222       6.20740            6.26750
 223       6.20020            6.25970
 224       6.19140            6.25060
 225       6.18210            6.24020
 226       6.17440            6.23110
 227       6.16270            6.21870
 228       6.15520            6.21060
 229       6.14600            6.20000
 230       6.13480            6.18950
 231       6.12620            6.17920
 232       6.11500            6.16830
 233       6.10670            6.15970
 234       6.09590            6.14790
 235       6.08660            6.13720
 236       6.07340            6.12440
 237       6.06450            6.11490
 238       6.05360            6.10480
 239       6.04100            6.09180
 240       6.03080            6.08180
 241       6.01990            6.07110
 242       6.00950            6.06130
 243       6.00120            6.05120
 244       5.98790            6.03910
 245       5.97990            6.03180
 246       5.97110            6.02290
 247       5.96230            6.01440
 248       5.95130            6.00290
 249       5.94290            5.99450
 250       5.93340            5.98550
 251       5.92350            5.97460
 252       5.91540            5.96570
 253       5.90370            5.95530
 254       5.89630            5.94720
 255       5.88770            5.93750
 256       5.87600            5.92730
 257       5.86930            5.92030
 258       5.86060            5.91090
 259       5.85030            5.90120
 260       5.84230            5.89310
 261       5.83440            5.88580
 262       5.82460            5.87530
 263       5.81620            5.86610
 264       5.80810            5.85800
 265       5.79920            5.84940
 266       5.79220            5.84100
 267       5.78090            5.83040
 268       5.77330            5.82370
 269       5.76680            5.81710
 270       5.75850            5.80910
 271       5.74990            5.80020
 272       5.74200            5.79220
 273       5.73450            5.78500
 274       5.72640            5.77660
 275       5.71880            5.76760
 276       5.70970            5.75980
 277       5.70260            5.75210
 278       5.69580            5.74490
 279       5.68710            5.73690
 280       5.67910            5.72910
 281       5.67390            5.72320
 282       5.66420            5.71450
 283       5.65850            5.70840
 284       5.65140            5.70070
 285       5.64280            5.69280
 286       5.63670            5.68660
 287       5.62950            5.67840
 288       5.62200            5.67160
 289       5.61520            5.66440
 290       5.60870            5.65800
 291       5.60170            5.65100
 292       5.59390            5.64380
 293       5.58900            5.63930
 294       5.58110            5.63100
 295       5.57540            5.62540
 296       5.56880            5.61880
 297       5.56190            5.61090
 298       5.55660            5.60370
 299       5.54810            5.59430
 300       5.54330            5.58680
 301       5.53580            5.57740
 302       5.52550            5.56780
 303       5.51750            5.55920
 304       5.50840            5.55000
 305       5.49880            5.54080
 306       5.49060            5.53260
 307       5.48250            5.52470
 308       5.47250            5.51430
 309       5.46470            5.50650
 310       5.45590            5.49780
 311       5.44690            5.48820
 312       5.43920            5.47960
 313       5.42860            5.46950
 314       5.42170            5.46250
 315       5.41330            5.45350
 316       5.40350            5.44490
 317       5.39630            5.43750
 318       5.38820            5.42920
 319       5.38030            5.42160
 320       5.37170            5.41260
 321       5.36450            5.40480
 322       5.35460            5.39540
 323       5.34720            5.38740
 324       5.33990            5.37970
 325       5.33070            5.37130
 326       5.32370            5.36370
 327       5.31570            5.35540
 328       5.30700            5.34760
 329       5.30060            5.34100
 330       5.29300            5.33280
 331       5.28410            5.32440
 332       5.27710            5.31730
 333       5.27020            5.31060
 334       5.26170            5.30180
 335       5.25440            5.29390
 336       5.24730            5.28680
 337       5.23950            5.27920
 338       5.23300            5.27190
 339       5.22410            5.26320
 340       5.21690            5.25670
 341       5.21100            5.25090
 342       5.20380            5.24380
 343       5.19620            5.23600
 344       5.18930            5.22900
 345       5.18260            5.22250
 346       5.17550            5.21510
 347       5.16870            5.20750
 348       5.16070            5.20030
 349       5.15450            5.19370
 350       5.14830            5.18730
 351       5.14070            5.17990
 352       5.13380            5.17330
 353       5.12830            5.16800
 354       5.12060            5.16000
 355       5.11480            5.15420
 356       5.10820            5.14760
 357       5.10140            5.14000
 358       5.09580            5.13310
 359       5.08770            5.12380
 360       5.08260            5.11730
 361       5.07550            5.10880


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP - 02HE
CDC - 11/18/02

       Date     WAC Caps

       Nov-02
   1   Dec-02   10.1820
   2   Jan-03   10.1983
   3   Feb-03   10.8713
   4   Mar-03   11.3579
   5   Apr-03   10.1692
   6   May-03   11.1144
   7   Jun-03   10.4601
   8   Jul-03   10.3549
   9   Aug-03   10.7360
  10   Sep-03    9.7304
  11   Oct-03   11.3332
  12   Nov-03   10.2784
  13   Dec-03    9.8483
  14   Jan-04   10.9106
  15   Feb-04   10.1717
  16   Mar-04    9.9898
  17   Apr-04   10.7983
  18   May-04   10.3307
  19   Jun-04    9.7216
  20   Jul-04   10.6193
  21   Aug-04    9.9708
  22   Sep-04    9.9393
  23   Oct-04   10.9555
  24   Nov-04    9.9922
  25   Dec-04   11.6708
  26   Jan-05   10.5751
  27   Feb-05    9.9066
  28   Mar-05   11.8657
  29   Apr-05   11.4911
  30   May-05   11.4012
  31   Jun-05   11.0598
  32   Jul-05   11.3413
  33   Aug-05   10.3387
  34   Sep-05   11.7266
  35   Oct-05   12.0173
  36   Nov-05   11.2941
  37   Dec-05   12.3650
  38   Jan-06   11.5952
  39   Feb-06   11.2064
  40   Mar-06   13.0802
  41   Apr-06   12.1920
  42   May-06   11.7410
  43   Jun-06   12.9831
  44   Jul-06   12.4780
  45   Aug-06   11.7225
  46   Sep-06   12.4814
  47   Oct-06   13.1073
  48   Nov-06   12.7086
  49   Dec-06   13.0654
  50   Jan-07   11.8996
  51   Feb-07   13.5194
  52   Mar-07   13.8413
  53   Apr-07   13.2764
  54   May-07   13.2168
  55   Jun-07   13.6799
  56   Jul-07   13.6203
  57   Aug-07   13.2021
  58   Sep-07   13.1720
  59   Oct-07   12.7199
  60   Nov-07   14.0574
  61   Dec-07   12.4073
  62   Jan-08   11.2802
  63   Feb-08   12.8370
  64   Mar-08   12.8379
  65   Apr-08   11.6352
  66   May-08   12.8398
  67   Jun-08   12.0123
  68   Jul-08   12.0132
  69   Aug-08   12.4146
  70   Sep-08   11.2868
  71   Oct-08   13.3033
  72   Nov-08   12.0168
  73   Dec-08   11.6422
  74   Jan-09   12.8475
  75   Feb-09   12.0196
  76   Mar-09   13.3084
  77   Apr-09   12.0215
  78   May-09   12.4232
  79   Jun-09   11.2947
  80   Jul-09   13.3127
  81   Aug-09   12.0253
  82   Sep-09   11.6505
  83   Oct-09   12.8567
  84   Nov-09   12.0282
  85   Dec-09   12.0292
  86   Jan-10   12.4312
  87   Feb-10   11.3021
  88   Mar-10   13.3214
  89   Apr-10   12.8631
  90   May-10   12.4354
  91   Jun-10   11.6592
  92   Jul-10   12.8664
  93   Aug-10   12.0373
  94   Sep-10   12.0384
  95   Oct-10   12.4408
  96   Nov-10   11.3108
  97   Dec-10   13.3317
  98   Jan-11   12.0426
  99   Feb-11   11.3138
 100   Mar-11   13.8292
 101   Apr-11   12.4474
 102   May-11   12.4485
 103   Jun-11   12.0481
 104   Jul-11   12.4508
 105   Aug-11   11.3200
 106   Sep-11   12.8825
 107   Oct-11   12.4543
 108   Nov-11   11.6770
 109   Dec-11   12.8862
 110   Jan-12   12.0560
 111   Feb-12   11.6803
 112   Mar-12   13.3502
 113   Apr-12   12.0595
 114   May-12   12.0606
 115   Jun-12   12.4639
 116   Jul-12   12.4651
 117   Aug-12   12.0642
 118   Sep-12   12.0654
 119   Oct-12   11.6895
 120   Nov-12   12.9001
 121   Dec-12   12.4714
 122   Jan-13   11.3388
 123   Feb-13   12.9041
 124   Mar-13   13.3663
 125   Apr-13   11.3423
 126   May-13   13.3691
 127   Jun-13   12.0766
 128   Jul-13   11.7004
 129   Aug-13   12.9122
 130   Sep-13   12.0804
 131   Oct-13   12.0817
 132   Nov-13   12.4858
 133   Dec-13   12.4872
 134   Jan-14   11.7080
 135   Feb-14   12.4899
 136   Mar-14   13.3836
 137   Apr-14   11.7119
 138   May-14   12.9250
 139   Jun-14   12.0925
 140   Jul-14   12.0938
 141   Aug-14   12.4984
 142   Sep-14   11.3635
 143   Oct-14   13.3942
 144   Nov-14   12.0994
 145   Dec-14   11.7227
 146   Jan-15   12.9369
 147   Feb-15   12.1037
 148   Mar-15   13.4021
 149   Apr-15   12.1066
 150   May-15   12.5117
 151   Jun-15   11.3756
 152   Jul-15   13.4086
 153   Aug-15   12.1125
 154   Sep-15   11.7355
 155   Oct-15   12.9511
 156   Nov-15   12.1170
 157   Dec-15   12.1186
 158   Jan-16   12.5241
 159   Feb-16   11.3870
 160   Mar-16   13.4221
 161   Apr-16   12.5289
 162   May-16   12.5306
 163   Jun-16   12.1280
 164   Jul-16   12.5339
 165   Aug-16   11.3959
 166   Sep-16   12.9695
 167   Oct-16   12.5389
 168   Nov-16   11.7568
 169   Dec-16   12.9748
 170   Jan-17   12.1394
 171   Feb-17   11.7616
 172   Mar-17   13.9416
 173   Apr-17   12.1444
 174   May-17   11.7665
 175   Jun-17   12.9856
 176   Jul-17   12.5545
 177   Aug-17   11.8086
 178   Sep-17   12.6835
 179   Oct-17   12.7734
 180   Nov-17   12.3626
 181   Dec-17   12.7761
 182   Jan-18   11.6158
 183   Feb-18   13.2194
 184   Mar-18   13.6930
 185   Apr-18   12.3692
 186   May-18   12.3705
 187   Jun-18   12.7842
 188   Jul-18   12.7856
 189   Aug-18   12.3745
 190   Sep-18   12.3759
 191   Oct-18   11.9905
 192   Nov-18   13.2323
 193   Dec-18   12.7927
 194   Jan-19   11.6310
 195   Feb-19   13.2367
 196   Mar-19   13.7110
 197   Apr-19   11.6349
 198   May-19   13.7141
 199   Jun-19   12.3883
 200   Jul-19   12.0026
 201   Aug-19   13.2457
 202   Sep-19   12.3926
 203   Oct-19   12.3940
 204   Nov-19   12.8086
 205   Dec-19   12.8101
 206   Jan-20   12.0109
 207   Feb-20   12.8131
 208   Mar-20   13.2565
 209   Apr-20   12.4027
 210   May-20   12.8177
 211   Jun-20   11.6538
 212   Jul-20   13.7365
 213   Aug-20   12.4087
 214   Sep-20   12.0224
 215   Oct-20   13.2677
 216   Nov-20   12.4132
 217   Dec-20   12.4147
 218   Jan-21   12.8301
 219   Feb-21   11.6652
 220   Mar-21   13.7500
 221   Apr-21   13.2775
 222   May-21   12.8365
 223   Jun-21   12.0357
 224   Jul-21   13.2825
 225   Aug-21   12.4271
 226   Sep-21   12.4287
 227   Oct-21   12.8447
 228   Nov-21   11.6785
 229   Dec-21   13.7657
 230   Jan-22   12.4351
 231   Feb-22   11.6830
 232   Mar-22   14.2811
 233   Apr-22   12.8546
 234   May-22   12.8563
 235   Jun-22   12.4433
 236   Jul-22   12.8597
 237   Aug-22   11.6922
 238   Sep-22   13.3067
 239   Oct-22   12.8649
 240   Nov-22   12.0624
 241   Dec-22   13.3120
 242   Jan-23   12.4548
 243   Feb-23   12.0672
 244   Mar-23   14.3038
 245   Apr-23   12.4598
 246   May-23   12.0721
 247   Jun-23   13.3228
 248   Jul-23   12.8804
 249   Aug-23   12.0771
 250   Sep-23   12.8840
 251   Oct-23   12.8858
 252   Nov-23   12.4718
 253   Dec-23   12.8893
 254   Jan-24   11.7192
 255   Feb-24   13.3375
 256   Mar-24   13.3394
 257   Apr-24   11.7242
 258   May-24   13.8198
 259   Jun-24   12.4841
 260   Jul-24   12.0958
 261   Aug-24   13.3490
 262   Sep-24   12.4895
 263   Oct-24   12.4914
 264   Nov-24   12.9096
 265   Dec-24   12.9115
 266   Jan-25   12.1063
 267   Feb-25   12.9153
 268   Mar-25   13.8399
 269   Apr-25   12.1117
 270   May-25   13.3667
 271   Jun-25   12.5062
 272   Jul-25   12.5081
 273   Aug-25   12.9270
 274   Sep-25   11.7536
 275   Oct-25   13.8546
 276   Nov-25   12.5158
 277   Dec-25   12.1266
 278   Jan-26   13.3831
 279   Feb-26   12.5217
 280   Mar-26   13.8654
 281   Apr-26   12.5256
 282   May-26   12.9452
 283   Jun-26   11.7702
 284   Jul-26   13.8743
 285   Aug-26   12.5337
 286   Sep-26   12.1440
 287   Oct-26   13.4024
 288   Nov-26   12.5398
 289   Dec-26   12.5419
 290   Jan-27   12.9622
 291   Feb-27   11.7858
 292   Mar-27   13.8927
 293   Apr-27   13.4159
 294   May-27   12.9710
 295   Jun-27   12.1624
 296   Jul-27   13.4229
 297   Aug-27   12.5591
 298   Sep-27   12.5613
 299   Oct-27   12.9823
 300   Nov-27   11.8042
 301   Dec-27   13.9147
 302   Jan-28   12.5704
 303   Feb-28   11.8107
 304   Mar-28   14.4380
 305   Apr-28   12.5774
 306   May-28   12.1866
 307   Jun-28   13.4499
 308   Jul-28   13.0041
 309   Aug-28   12.1937
 310   Sep-28   13.0092
 311   Oct-28   13.0118
 312   Nov-28   12.5946
 313   Dec-28   13.0171
 314   Jan-29   11.8362
 315   Feb-29   13.4716
 316   Mar-29   13.9557
 317   Apr-29   12.6079
 318   May-29   12.6106
 319   Jun-29   13.0339
 320   Jul-29   13.0369
 321   Aug-29   12.6193
 322   Sep-29   12.6223
 323   Oct-29   12.2308
 324   Nov-29   13.4994
 325   Dec-29   13.0527
 326   Jan-30   11.8692
 327   Feb-30   13.5099
 328   Mar-30   13.9962
 329   Apr-30   11.8789
 330   May-30   14.0043
 331   Jun-30   12.6528
 332   Jul-30   12.2612
 333   Aug-30   13.5341
 334   Sep-30   12.6652
 335   Oct-30   12.6697
 336   Nov-30   13.0969
 337   Dec-30   13.1020
 338   Jan-31   12.2882
 339   Feb-31   13.1133
 340   Mar-31   14.0566
 341   Apr-31   12.3057
 342   May-31   13.5862
 343   Jun-31   12.7173
 344   Jul-31   12.7257
 345   Aug-31   13.1595
 346   Sep-31   11.9731
 347   Oct-31   14.1244
 348   Nov-31   12.7713
 349   Dec-31   12.3879
 350   Jan-32   13.6902
 351   Feb-32   12.8310
 352   Mar-32   12.8616
 353   Apr-32   13.7921
 354   May-32   13.3913
 355   Jun-32   12.6383
 356   Jul-32   14.0388
 357   Aug-32   13.2931
 358   Sep-32   13.5701

Assumptions:
------------

10 CPR
1 Month LIBOR and 6 Month LIBOR = 20%

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